Note Receivables	12 Months Ended
Sep. 30, 2023
Note Receivables [Abstract]
NOTE RECEIVABLES

Note 4 NOTE RECEIVABLES

	As of September 30,
	2023	2022
Loan receivables	3,803,866	—
Less: allowance for current expected credit losses	(48,072)	—
Total	$3,755,794	$—

Such note receivable as of September 30, 2023 represented a loan principal and the related interests of $3.8 million. We entered into an unsecured loan agreement with a third party on July 12, 2023 for short term cash management with the principal amount of $3.75 million with term of six months and an annual interest of 7.5%.

$3 million and $0.75 million were transferred to the borrower by the Group in July 2023 and August 2023, respectively. In February 2024, all the principal and interests has been paid by the borrower under this loan agreement.